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                                                                   EXHIBIT 10.3


                               FIRST AMENDMENT TO
                  MERGER AGREEMENT AND PLAN OF REORGANIZATION

        This First Amendment (the "Amendment") to the Merger Agreement and Plan of Reorganization dated as of February 29, 1996 (the "Merger Agreement"), is entered into as of March 1, 1996, by and among ELTRON INTERNATIONAL, INC., a California corporation ("ELTRON"), RJS, INC., a California corporation ("RJS"), and the RJS Shareholder Representatives acting on behalf of the RJS Shareholders. Capitalized terms not otherwise defined herein shall have the same meanings given them in the Merger Agreement.


                                   AGREEMENT
                                   ---------

        In consideration of the promises made herein and for other good and valuable consideration, the parties hereto hereby amend the Merger Agreement as follows:

        1. The first sentence of Section 11.1 of the Merger Agreement is hereby deleted. The following is substituted in its place: "The representations, warranties, covenants and agreements of RJS and each Selling Shareholder contained herein and the indemnification by RJS and the Selling Shareholders under Section 11.2A with respect thereto, shall survive the Effective Time until the Escrow Termination Date, except for Section 3.15 (Tax Matters) which shall survive the Effective Time for five years."

        2. Section 11.2B of the Merger Agreement, line 2 which reads as follows: "manner described in, this Article XI, for a period of two years from the Effective Time," is hereby deleted. The following is substituted in its place: "manner described in, this Article XI, until the Escrow Termination Date,"

        3. In all other respects, the Merger Agreement shall be unmodified and shall remain in full force and effect.

        4.  This Amendment may be executed in counterparts.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date and year first above written.

                                        ELTRON INTERNATIONAL, INC.

                                        By: /s/ Donald K. Skinner
                                           -----------------------------
                                           Name: Donald K. Skinner
                                           Its:  Chairman and Chief
                                                 Executive Officer


                      [Signatures continued on next page]





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                                        RJS, INC.

                                        By: Donald K. Skinner
                                           ------------------------------
                                           Name: Donald K. Skinner
                                           Its:  Chief Executive Officer



                                        RJS SHAREHOLDER REPRESENTATIVES:

                                        By: _____________________________
                                            A. Tee Migliori

                                        By: _____________________________
                                            Richard E. Mahmarian

                                        By: _____________________________
                                            Lee D. Williams



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